SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         January 10, 2005
                                                -------------------------------


Commission          Registrant, State of Incorporation,      I.R.S. Employer
File Number         Address and Telephone Number             Identification No.

1-6468              Georgia Power Company                     58-0257110
                    (A Georgia Corporation)
                    241 Ralph McGill Boulevard, N.E.
                    Atlanta, Georgia 30308
                    (404) 506-6526

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry Into a Material Definitive Agreement
                  ------------------------------------------

         Effective January 10, 2005, Mickey A. Brown was promoted to the office of Executive Vice President of Georgia Power Company (the "Company"). Mr. Brown previously served as a Senior Vice President of the Company. In connection with his promotion, Mr. Brown will receive an annual base salary of $279,399, and his performance bonus opportunity will be increased under the Company's performance pay program. There is no written employment agreement between Mr. Brown and the Company which guarantees Mr. Brown's term of employment or future compensation, which are at the discretion of the Company.


                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     January 14, 2005                              GEORGIA POWER COMPANY



                                                        By /s/Wayne Boston
                                                             Wayne Boston
                                                         Assistant Secretary